Exhibit 99.1
Investor Conference December 2009

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "estimate," "intend," "forecast," "may," "should", "could", "project," "outlook" and similar expressions identify forward-looking statements. These forward-looking statements are based on management's current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended July 25, 2009, and other risks outlined in the Company's periodic filings with the Securities and Exchange Commission ("SEC"). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain "Non-GAAP" financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included at the end of this presentation.

Dycom Industries Introduction Leading provider of specialty contracting services principally to telephone and cable companies Telecommunications industry dynamics driving growth potential Major participant in a large, but fragmented industry, which offers acquisition opportunities Significant portion of revenues from multi-year Master Service Agreements Experienced management team operating through a decentralized, customer-focused organizational structure Strong cash flows and liquidity

Revenue Mix Quarter Ended October 24, 2009 - $259.1 million Telecommunications Underground Facility Locating Electric Utilities and Other Construction and Maintenance

Providing End-To-End Services Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation

Headquartered in Palm Beach Gardens, Florida First quarter fiscal 2010 revenues of $259.1 million Strong financial profile Cash and equivalents $120.5 million at October 24, 2009 Shareholders' equity $395.0 million at October 24, 2009 Operating cash flow of $126.6 million for fiscal year 2009 Committed Bank Facility of $210 million through September 2011; $162.1 million available as of October 24, 2009 Nationwide footprint Operates in 48 states and to a limited extent in Canada 30 operating subsidiaries and hundreds of field offices Over 8,900 employees Listed on the NYSE under the ticker: DY Dycom Industries At a Glance Dycom is a leading telecommunications infrastructure provider in the United States

Strong subsidiaries, broad national footprint Subsidiaries Cable Connectors UtiliQuest Dycom's Nationwide Presence LAMBERTS Dycom Operating Overview

Industry Developments... Telephone/cable industry convergence - a reality Competition for customers drives growth Network bandwidth expansion - an imperative Telephone companies expanding network capacity Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband Product bundles - key to telephone/cable success Decrease churn Provide revenue growth opportunities to offset market share erosion Differentiate service from satellite video providers

....And Opportunities Increased capital spending Telephone company deployments of Fiber (FTTx) Cable company bandwidth expansion Customer premise equipment deployments Fiber to the cell site Renewed focus on network reliability and availability as subscribers demand better service levels Continued outsourcing as time to market and installation quality crucial for new product launches

Telecom Capital Spending Capex Commentary Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission RBOCs will continue to constitute the vast majority of U.S. fixed line investment Significant portion of RBOCs' capital budgets are expected to be from fiber deployments, including fiber to the cell site initiatives Carriers are shifting capital spending to address growth needs and increased competition from cable companies "We continue to see strong positive customer retention impact with our IPTV offering and we believe there's also a strong customer relationship between our IPTV and high speed Internet offerings. We plan to continue to leverage this relationship in future products and bundle offerings." Glen Post - CenturyLink - Chief Executive Officer and President November 2009

Cable Capital Spending Capex Commentary Continued capital expenditures on bandwidth reclamation, VOIP and HDTV product offerings, and cellular backhaul Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms "[...] we are focused on driving meaningful innovation in all our products, and we are rapidly deploying wideband and All-Digital and expanding the products and features we offer our customers. We've already rolled out wideband capability to 65% of our footprint, and we are active in more than half of our markets with our All- Digital initiative." Brian Roberts, Comcast - Chairman and Chief Executive Officer November 2009

"Dig Safe" laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation Regulate telephone, cable, power, gas, water & sewer utilities Seek to minimize network outages, protect job-site workers, and safeguard the general public Locates often required as a condition for permit issuance Generally outsourced by telecom companies and cable operators Work generated by excavators via "800 number" call centers High volume of transactions must be completed within 48-72 hours Regulatory backdrop promotes steady workflow Driven by regional macro-economic factors Underground Facility Locating Services

Dycom's Competitive Advantages Established customer relationships and reputation Broad geographic coverage Scale to satisfy customer time and service requirements Responsive, local decentralized business units Access to capital Senior management operating expertise

Dycom employs a deliberate and methodical growth strategy Growth Strategy As Opportunities Expand Build and maintain long-term customer relationships at the local level Position business to capture both recurring maintenance and new capital spending Empower subsidiary management Build relationships with customer contracting decision makers Utilize detailed knowledge of local pricing dynamics Leverage subcontractors and local trade relationships Deliberately select attractive customers with profitable business Focus on higher quality, long-term telecommunications industry leaders Selectively screen potential acquisitions Healthy players that bring long-term, established customer relationships Complement existing Dycom customer footprint Position Company for significant customer capital or maintenance spending

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue Other Comcast Charter Cablevision Windstream AT&T CenturyLink Well Established Customers Fiscal Quarter Ended October 24, 2009 Customer Revenue Breakdown Qwest Verizon Time Warner Cable West CarolinaTel

Customer Rotation Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending Revenue ($ in millions) $958 $842 $588 $579 $784 $760 Top 5 Customers Other 65% 35% 62% 38% 63% 68% 32% 68% 32% 64% 36% $995 37% 63% $1,138 33% 67% For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods. 37% 64% 36% $1,230 $1,107 64% 36%

Revenue - Q1 Fiscal 2010 Dycom's revenue stream is primarily generated by long-term contractual agreements Master Service Agreements (MSA's) Multi-year, multi-million dollar arrangements covering thousands of individual work orders Generally exclusive requirement contracts Long-term contracts relate to specific projects with terms in excess of one year from the contract date Short-term contracts relate to spot requirements Significant majority of contracts are based on units of delivery Master Service Agreements Long-term contracts Short-term contracts

Senior Management Operating Overview Seasoned management team with several decades of combined industry experience

Financial Update

Centralize activities which yield synergistic benefits Treasury Tax Risk management Capital asset procurement Information technology resources Decentralize financial operations to provide solid support and flexibility at operating unit level Maintain financial resources to support internal growth and acquisition opportunities Financial Overview

Fiscal Year Results - Revenue and Earnings (1) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See "Regulation G Disclosure" slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Annual revenue exceeding $1.1 billion for the three most recent fiscal years Revenue and results impacted by customer reductions in capital spending plans in response to challenging economic conditions

Quarterly Results - Revenue and Earnings Seasonal revenue pattern driven by weather and available work days. Q1-10 year over year revenue decline of 22.4% reflects customer reductions in capital spending. Revenue in Q1-09 included $15.0 million of services for storm work compared to none in Q1-10. EBITDA - Adjusted and Income from Continuing Operations - Non-GAAP in line with changes in revenue for Q1-10. (1) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See "Regulation G Disclosure" slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.

Fiscal Year Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See "Regulation G Disclosure" slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Cash flow from operations over $100 million for the four most recent years Ample cash flows to support capital expenditures and fund operations Long term financing in place as of October 24, 2009 $135.35 million Senior Subordinated Notes - October 2015 maturity $210 million Credit Facility: September 2011 maturity No borrowings outstanding 0.3x ratio of Net Debt to EBITDA-Adjusted in fiscal 2009

Quarterly Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See "Regulation G Disclosure" slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures. Significant cash flow from operations reflects efficient conversion of earnings and working capital to cash Net debt declining with significant cash flows from operations Ample liquidity as of October 2009 $120.5 million cash and equivalents $162.1 million availability under Revolving Credit Facility

Regulation G Disclosure

Investor Conference December 2009